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                                                                    EXHIBIT 10.3

                                 NOTE ASSIGNMENT

            For Value Received, Robert Spiegel (hereinafter called the "Assignor") does hereby sell, assign, transfer and convey unto Gunther Partners, LLC, a Delaware limited liability company (hereinafter called the "Assignee"), its successors and assigns all right, title and interest of Assignor to and under that certain Promissory Note, dated December 31, 2002, in the original principal amount of $1,100,000 (the "Note"), made by Gunther International Ltd. ("Maker") and payable to the order of Assignor (the original copy of which is being delivered to Assignee herewith).

            By executing this Note Assignment, Maker hereby consents to the assignment of the Note and agrees to make any and all future payments to the Assignee, its successors and assigns.

      The parties hereto acknowledge and agree that, as of the date hereof, the outstanding principal amount of the Note is $1,100,000, and all interest accrued through the date hereof will be paid to the Assignor.

      In Witness Whereof, the parties have caused this Note Assignment to be executed on their behalf as of the 31st day of January 2003.

                                    ASSIGNOR

                                    /s/ Robert Spiegel
                                    -------------------------------------------
                                    Robert Spiegel

                                    ASSIGNEE

                                    Gunther Partners, LLC

                                    By:   /s/ Thomas J. Tisch
                                          -------------------------------------
                                          Name:  Thomas J. Tisch
                                          Title: Manager

                                    MAKER

                                    Gunther International Ltd.

                                    By:   /s/ Marc I. Perkins
                                          -------------------------------------
                                          Name:  Marc I. Perkins
                                          Title: Chief Executive Officer